EXHIBIT 99.1


                   CERTIFICATION PURSUANT TO 18 U.S.C. ss.1350


In connection with the Annual Report of Jurak Corporation World Wide, Inc. (the "Company") on Form 10-KSB for the year ended May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities listed below, hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 28, 2002                         By  /s/ Anthony Jurak
                                           -------------------------------------
                                                Anthony Jurak
                                                President, Chief
                                                Executive Officer
                                                and Principal Accounting Officer